SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

26.SUBSEQUENT EVENTS

Sale of Uranium

In January 2024, Denison finalized an agreement to sell 100,000 pounds of U3O8 at a price of US$100.00 per pound for delivery in April 2024.

Earn-In Agreement with Grounded Lithium Corp.

In January 2024, Denison entered into an agreement with Grounded Lithium Corp. (“Grounded Lithium”) with respect to the Kindersley Lithium Project (“KLP”) in Saskatchewan. The agreement includes a series of earn-in options, with each earn-in option being comprised of a cash payment to Grounded Lithium as well as dedicated expenditures to advance KLP. Should Denison complete all three earn-in options, it will have made cumulative cash payments to Grounded Lithium of $3.2 million and have funded $12.0 million in project expenditures and will have earned a 75% working interest in the KLP. Upon funding the total amounts of each earn-in option phase, Denison has the right to either exercise the earn-in option and acquire the working interest associated with that phase or move on to the ensuing option phase. The agreement terminates on the earliest of: (i) Denison electing to acquire its working interest and convert to a formal joint venture, (ii) June 30, 2028, or (iii) a date as otherwise agreed between the parties.

Acquisition of MaxPERF Tool Systems

In February 2024, the Company announced its acquisition of fixed and mobile MaxPERF Tool Systems from Penetrators Canada Inc. (“Penetrators”). The MaxPERF Tool Systems have been successfully deployed several times as a method of permeability enhancement in In-Situ Recovery (“ISR”) field studies conducted on the Company’s potential ISR mining projects, including at the Phoenix deposit. Penetrators has also agreed to work exclusively with Denison for a 10-year period with respect to the use of the MaxPERF Tool Systems for uranium mining applications, and related services, in Saskatchewan.